Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2020 of Itamar Medical Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Gilad Glick, certify that, to the best of my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gilad Glick
Date: March 29, 2021	Gilad Glick
President and Chief Executive Officer
(Principal Executive Officer)